SCHWAB INVESTMENTS

(the “Trust”)

Schwab Treasury Inflation Protected Securities Fund

(the “Fund”)

Supplement dated December 15, 2012 to the

Statutory Prospectus and Summary Prospectus dated December 15, 2012

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and Summary Prospectus and should be read in conjunction with those documents

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on December 4, 2012, the Board of Trustees of the Trust (the “Board”) approved certain changes to the Fund’s investment program. In particular, the Board approved changes to the Fund’s (1) name; (2) fundamental investment objective; (3) principal investment strategies, including the Fund’s non-fundamental policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Names Policy”); and (4) fundamental investment restriction with respect to concentration. In addition, the Board approved a reduction of the contractual expense limitation of the investment adviser and its affiliates on the net annual operating expenses of the Fund.

In order to implement these changes, the Board approved submitting the following proposals to shareholders of the Fund for their consideration and approval: (1) replacing the Fund’s fundamental investment objective with a new non-fundamental investment objective; and (2) amending the Fund’s fundamental investment restriction with respect to concentrating investments in a particular industry or group of industries. Shareholders of the Fund will be asked to vote on the proposals, in person or by proxy, at a special meeting of shareholders currently scheduled to be held during the first quarter of 2013. Fund shareholders of record should expect to receive a proxy statement that contains further information regarding the proposals and related changes to the Fund.

All of the changes to the Fund will be effective, and are expressly conditioned, upon shareholder approval of both proposals. A new Statutory Prospectus and Summary Prospectus incorporating the changes will be available at that time. Below is a summary of certain of the proposed changes to the Statutory Prospectus and Summary Prospectus:

1.	Change to Fund Name

The Fund’s name will change to “Schwab Treasury Inflation Protected Securities Index Fund”.

2.	Change to Investment Objective

The Fund’s fundamental investment objective will be replaced in its entirety with the following non-fundamental investment objective: “The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L).”

3.	Changes to Principal Investment Strategies, including the Names Policy

The Fund’s principal investment strategies will reflect the Fund’s new strategy to invest in securities that are included in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) (the “index”). In addition, the Fund’s Names Policy to invest at least 80% of its net assets in Treasury inflation-protected fixed income securities will be replaced in its entirety with the following:

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the index. The Fund will notify its shareholders at least 60 days before changing this policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG70812-00 (12/12) © 2012 All Rights Reserved

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